SIREN ETF TRUST

(the “Trust”)

Siren DIVCON Dividend Defender ETF

(the “Fund”)

Supplement dated November 23, 2022

to the Fund’s Prospectus and Statement of Additional Information (the “SAI”),

each dated July 29, 2022, as supplemented

This supplement provides new and additional information beyond that contained in the
Prospectus and SAi, and should be read in conjunction with the Prospectus and SAI.

SRN Advisors, LLC (the “Adviser”), the Fund’s investment adviser, previously entered into an agreement with the Trust, on behalf of the Fund (the “Expense Limitation Agreement”), pursuant to which the Adviser contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Fund’s aggregate interest expenses on securities sold short from exceeding 0.10% of the average daily net assets of the Fund. The term of the Expense Limitation Agreement has expired effective as of November 23, 2022, and, accordingly, the Expense Limitation Agreement is no longer in effect. Therefore, effective immediately, the Prospectus and SAI are hereby amended and supplemented as follows:

The fourth paragraph under the heading “Investment Adviser and Portfolio Manager – Investment Adviser” in the Prospectus and the sixth paragraph under the heading “The Adviser – Advisory Agreement” in the SAI are deleted and replaced with the following:

With respect to the DIVCON Defender Fund, the Adviser previously contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep aggregate interest expenses on securities sold short (“Expenses Associated with Short Sales Transactions”) from exceeding 0.10% of the average daily net assets of the DIVCON Defender Fund, until November 23, 2022 (the “Expense Limitation”). This agreement has terminated and is no longer in effect, and the Adviser no longer waives fees or reimburses expenses in accordance with this agreement. The Adviser may recover all or a portion of its fee reductions or expense reimbursements within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s Expenses Associated with Short Sales Transactions are below the Expense Limitation.

Please retain this supplement for future reference.